                                                                    EXHIBIT 99.2






[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]



                      ANALYST AND INVESTOR PRESENTATION

TRANSACTION SUMMARY

Terms:                                                        0.85 Shares of Suiza Foods for Each
                                                              Share of Morningstar

Structure:                                                    Tax-free, Pooling of Interests

Transaction Value:                                            Approximately $960 million

Implied Price Per Share:                                      $45.85 per share (9/26/97 close)

Suiza Shares Issued:                                          12.5 million

Suiza Options Issued:                                         2.9 million

Suiza Shares Outstanding (Post):                              30.2 million

Morningstar Ownership of Suiza (Post):                        Approximately 43%

Equity Market Capitalization (Post):                          $1.6 billion

Expected Closing:                                             Year-End 1997

Financial Impact:                                             Accretive to 1998 EPS




[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

MERGER CREATES THE LEADER IN THE DAIRY CASE


         o Leading U.S. Manufacturer and Marketer of Products in the Dairy Case

         o       Significantly Expands Product Line and Distribution Channels

         o       Coverage of All Relevant Distribution Channels

         o       Leverages Nationwide Manufacturing and Distribution Network

         o       Enhances Internal Growth and Acquisition Opportunities

         o       Led by Experienced, Focused and Aggressive Management Team

         o       Increases Financial Strength and Earning Power




[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

MERGER CREATES DYNAMIC, LEADING FOOD COMPANY


                                    SUIZA
         -------------------------------------------------------------------

         o       $1.5 Billion 1996 Pro Forma Revenues

         o       Successful Consolidator of Distribution-Oriented Food
                 Businesses

         o       Leading Fluid Milk Company

         o       Extensive DSD Distribution

         o       Strong Regional Businesses with Significant Market Position

         o Impressive Record of Identifying, Acquiring and Integrating Accretive Transactions

         o       Experienced Entrepreneurial Management Team



                                  MORNINGSTAR
         -------------------------------------------------------------------

         o       $528 Million 1996 Pro Forma Revenues

         o Only National Manufacturer and Distributor of Value-Added Dairy Products

         o       Broad Range of Branded and Specialty Refrigerated Products

         o High Margin Niche Products with Strong Market Position and Growth Prospects

         o Distributes to Over 160,000 Outlets in all 50 States and 20 Foreign Countries

         o       Flexible Infrastructure for Future Growth



[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

SUIZA'S STRONG REGIONAL AND EXPANDING PORTFOLIO OF BUSINESSES


                                    [MAP]




[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

ARE COMPLEMENTED BY MORNINGSTAR'S NATIONWIDE NETWORK

                                    [MAP]




[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

MERGER ENHANCES SUIZA'S GROWTH STRATEGY

         o       Enhances Suiza's Ability to Consolidate Fluid Milk Industry

         o Morningstar Brings Growth Through New Value-Added and Branded Product Lines

         o       Cross-selling Opportunities Increase Penetration in Dairy Case

         o       Creates Significant Manufacturing and Distribution
                 Efficiencies

         o       Enhances Earnings as New Acquisitions Have More Synergy
                 Potential




[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

MERGER FITS ATTRACTIVE INDUSTRY DYNAMICS AND TRENDS


         o       Accelerating Consolidation in Dairy Industry Led by Suiza

                            [FLUID MILK SALES CHART]


(1)      Management estimates of U.S. Dairy Industry.




[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

MERGER FITS ATTRACTIVE INDUSTRY DYNAMICS AND TRENDS


         o $23 Billion Wholesale Fluid Milk Market is Highly Fragmented and Regional(1)

         o       Market Segmenting into:

                 -        High Volume Fluid DSD Operations

                 -        Value-added, Longer Shelf Life Corrugated Operations

         o       More Efficient "One-Stop Shopping" for Dairy Case

        --------------------------------------------------------------
        Suiza Will Significantly Increase Its Presence in "Dairy Case"
        --------------------------------------------------------------


   (1)  Source: Milk Industry Foundation

[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

                      EXPANSIVE COVERAGE OF THE DAIRY CASE


Aerosol
Cottage Cheese
Eggs
Orange Juice
Non-Dairy Creamers
Sour Cream
Egg Substitute
Half and Half
Butter
Lactose-Reduced Milk
Whipping Cream
Yogurt
Fluid Milk




[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

SUIZA WILL SELL THROUGH EVERY RELEVANT DISTRIBUTION CHANNEL

         FOOD CHANNEL             COMBINED COVERAGE         # OF OUTLETS SERVED
         ------------             -----------------         -------------------
         Supermarkets                      X                       30,000

         Convenience Stores                X                       30,000

         Food Service                      X                      100,000

         Club Stores                       X                          700

         In-store Bakeries                 X                       30,000




[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

ENHANCED INTERNAL GROWTH OPPORTUNITIES


         o       Morningstar's Product Line has Substantial Internal Growth
                 Potential

         o       Morningstar Has High Growth Brands in Attractive Categories

         o       Suiza Brings High Growth Plastics Business

         o       Merger Creates Revenue Enhancement Opportunities:

                 -        Cross-selling Through Established Relationships

                 -        Expanded Distribution Channels




[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

MERGER ENHANCES ACQUISITION RELATED GROWTH STRATEGY

o        Suiza Will Continue to:

         -       Acquire Strong Regional Dairies in New Markets

         -       Acquire Less Efficient Dairies in Existing Markets

o        The Merger Will Also Enable Suiza to:

         - Acquire Complimentary Refrigerated, Frozen and Dairy-Related Food Companies

         -       Enhance Earnings as New Acquisitions Have More Synergy
                 Potential

         -       Consolidate Manufacturing and Distribution within Existing
                 Markets

o        Substantially Increases Borrowing Capacity and Financial Flexibility



[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

EXPERIENCED, AGGRESSIVE AND DEEP MANAGEMENT


                             [ORGANIZATIONAL CHART]


         o       Combination of Two Highly Successful and Focused Management
                 Teams

         o Optimal Mix of Operational Experience, Strategic Vision, and Dealmaking Skills

         o       Management Will Have Significant Ownership in the Combined
                 Company





[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

STRONG FINANCIAL PERFORMANCE FOR SUIZA

($ in millions, except per share data)

           [REVENUES CHART]                          [EPS(1) CHART]

         1994            $341.1                  1994             $0.95
         1995            $430.5                  1995             $1.30
         1996            $520.9                  1996             $1.45
         PF 1996(2)     $1494.5                  PF 1996(2)       $2.41





(1) Before extraordinary losses, non-recurring merger and other costs and sale of tax credits


(2) Pro Forma for completed acquisitions per Form 8-K and adjusted for pending Country Fresh Acquisition


[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

STRONG FINANCIAL PERFORMANCE FOR MORNINGSTAR

($ in millions, except per share data)

            [REVENUES CHART]                        [EPS(1) CHART]
         1994            $292.3                  1994             $0.62
         1995            $304.7                  1995             $0.74
         1996            $394.3                  1996             $0.96
         PF 1996(2)      $528.1                  PF 1996(2)       $1.21

(1) Earnings from continuing operations

(2) Pro Forma for acquisition of Presto Foods Products


[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

IMPRESSIVE VALUE CREATION


[GRAPH OF SUIZA AND MORNINGSTAR STOCK PRICES VS S&P 500 FROM SUIZA'S IPO DATE]





[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]
                                                                              17

MERGER WILL BE ACCRETIVE IN FISCAL 1998

    o    Combined Pro Forma 1996 Revenues of $2 Billion

    o    Substantial Synergies

         - $10 Million of Immediate Cost Savings from Redundant
           Administrative Costs and Financing Costs

         - Additional Near-term Savings from Purchasing, Transportation and Manufacturing

         - Revenue Enhancements

    o    Substantially Increase Borrowing Capacity

    o    One-Time (1997) Merger and Related Costs of Approximately $25 Million




[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]

POWERFUL FIT TO CREATE DYNAMIC, LEADING FOOD COMPANY

  o   Accretive Transaction

  o   Formidable National Presence in the Dairy Case

  o   One of the Fastest Growing Mid-Cap Food Companies in the United States

  o   Extensive Product Line Sold Through Multiple Channels

  o   Unmatched Nationwide Manufacturing and Distribution Network

  o Substantial and Balanced Growth Opportunities through Acquisitions and Organic Growth

  o   Experienced, Focused and Aggressive Management

  o   Strong Financial Position to Execute Growth Strategy




[SUIZA FOODS LOGO]                                 [THE MORNINGSTAR GROUP LOGO]
                                                                              19